MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Tactical Return Fund (formerly, Rational Hedged Return Fund) Class A: HRSAX Class C: HRSFX Institutional: HRSTX
Rational Dynamic Brands Fund Class A: HSUAX Class C: HSUCX Institutional: HSUTX
Rational/ReSolve Adaptive Asset Allocation Fund Class A: RDMAX Class C: RDMCX Institutional: RDMIX
Rational Iron Horse Fund Class A: IRHAX Class C: IRHCX Institutional: IRHIX
Rational/NuWave Enhanced Market Opportunity Fund Class A: NUXAX Class C: NUXCX Institutional: NUXIX

January 24, 2020

The information supplements certain disclosures contained in the Prospectus and Statement of Additional Information (“SAI”) for the Funds, each dated May 1, 2019.

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Rational Advisors, Inc. (“Rational”) has changed its address. Rational’s new address is 53 Palmeras St. Suite 601, San Juan, PR 00901. All references to Rational’s address in the Funds’ Prospectus and SAI are hereby revised accordingly.

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You should read this Supplement in conjunction with the Prospectus, any Summary Prospectus and the Statement of Additional Information for the Funds, each dated May 1, 2019, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.